UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                             PLUMTREE SOFTWARE, INC.

               (Exact Name of Registrant as specified in charter)


                        Commission File Number 001-31344


               Delaware                                 52-2303761
     (State or other jurisdiction                    (I.R.S. Employer
           of incorporation)                       Identification Number)


          500 Sansome Street                              94111
      San Francisco, California                         (Zip Code)
        (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (415) 263-8900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.


   Information Provided Under Item 2.02 of Form 8-K


     On August 8, 2005, Plumtree Software, Inc. (the "Company") issued a press release announcing results for the fiscal quarter ended June 30, 2005. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, but is instead "furnished" pursuant to that instruction.


Item 9.01. Financial Statements and Exhibits.

                 Exhibit Number
                 ---------------------------------------------------------------

                 99.1 Plumtree Software, Inc. press release dated August 8, 2005, announcing results for the fiscal quarter ended June 30, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           PLUMTREE SOFTWARE, INC.

Dated: August 8, 2005                      By:   /s/ John Kunze
                                                 -------------------------------
                                                 John Kunze
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number
-------

99.1 Plumtree Software, Inc. press release dated August 8, 2005, announcing results for the fiscal quarter ended June 30, 2005